As Filed with the Securities and Exchange Commission on April 1, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 1, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

      Effective April 1, 2004, FleetBoston Financial Corporation, a Rhode Island corporation ("FleetBoston") merged with and into Bank of America Corporation, a Delaware corporation and the registrant hereunder ("Bank of America") pursuant to the Agreement and Plan of Merger, dated as of October 27, 2003 (the "Merger"). As a result of the Merger, each outstanding share of common stock, par value $0.01 per share, of FleetBoston was converted into the right to receive 0.5553 of a share of the common stock, par value $0.01 per share of Bank of America and each outstanding share of preferred stock of FleetBoston was converted into a share of preferred stock of Bank of America having substantially the same rights, powers and preferences as the FleetBoston preferred stock. A copy of the press release announcing the closing of the Merger is filed as Exhibited 99.1 to this Current Report on Form 8-K.

     Bank of America's Registration Statement on Form S-4 (Registration No. 333-110924), which was declared effective by the Securities and Exchange Commission on February 6, 2004, sets forth certain information regarding the Merger, including the date and manner of the Merger, the nature and amount of the consideration paid by Bank of America, the method used for determining the amount of such consideration, the nature of any material relationship between FleetBoston and Bank of America or any officer or director of Bank of America or any associate of any such officer or director, the nature of FleetBoston's business and the intended structure and operation of the combined company created in the Merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                       (a) Financial Statements of Business Acquired.

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.                       (b) Pro Forma Financial Information. The pro forma financial information required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.                       (c) Exhibits. The following exhibits are being filed herewith:

                      2.1        Agreement and Plan of Merger by and between FleetBoston Financial Corporation and Bank of America Corporation dated as of October 27, 2003 (incorporated by reference from the registrant's registration statement (Registration No. 333-110924)
                                   on Form S-4 originally filed with the Commission on December 4, 2003).

                    99.1        Press release dated April 1, 2004 with respect to the closing of the Merger.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        BANK OF AMERICA CORPORATION

                                                                       By: /s/ TERESA M. BRENNER
                                                                             Teresa M. Brenner
                                                                             Associate General Counsel

Dated: April 1, 2004

INDEX TO EXHIBITS
EXHIBIT NO.
2.1	Agreement and Plan of Merger by and between FleetBoston Financial Corporation and Bank of America Corporation dated as of October 27, 2003 (incorporated by reference from the registrant's registration statement (Registration No. 333-110924) on Form S-4 originally filed with the Commission on December 4, 2003).
99.1	Press release dated April 1, 2004 with respect to the closing of the Merger.